UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05914

Templeton Global Opportunities Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end:  12/31__

Date of reporting period:  12/31/16

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter

December 31, 2016

Templeton Global Opportunities Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents

Annual Report
Templeton Global Opportunities Trust	3
Performance Summary	7
Your Fund's Expenses	10
Financial Highlights and Statement of Investments	11
Financial Statements	19
Notes to Financial Statements	22
Report of Independent Registered
Public Accounting Firm	32
Tax Information	33
Board Members and Officers	34
Shareholder Information	39

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Templeton Global Opportunities Trust

We are pleased to bring you Templeton Global Opportunities Trust’s annual report for the fiscal year ended December 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies located anywhere in the world, including developing or emerging markets.

Performance Overview

The Fund’s Class A shares had a +10.33% cumulative total return for the 12 months under review. In comparison, the MSCI All Country World Index (ACWI), which measures stock market performance in global developed and emerging markets, generated a total return of +8.48.1 Please note that performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the 12-month period despite slower growth in some countries. In this environment, global developed and emerging market stocks, as measured by the MSCI ACWI, rose. Global markets were aided by accommodative monetary policies of various global central banks, improved commodity prices after 2016’s first quarter, finalization of Greece’s new debt deal and generally encouraging global economic data. Further supporting markets were expectations of higher interest rates and inflation in the U.S., driven by talk of expansionary fiscal policies under new

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

U.S. president Donald Trump, and an Organization of the Petroleum Exporting Countries deal to curb oil production. However, these factors were partially offset by a slowdown in China’s economy and declining commodity prices early in the period, geopolitical tensions in certain regions, uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates and worries about the health of European banks. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (also known as “Brexit”) contributed to volatility in global stock markets.

The U.S. economy grew in 2016 despite a general decline in private inventory and business investments, which partly offset strength in consumer spending, residential investment and government spending. Manufacturing conditions remained volatile but generally expanded. The services sector also grew for most of the period, contributing to new jobs that helped the unemployment rate decrease from 5.0% in December 2015 to

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 14.

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4.7% at period-end.2 Retail sales generally rose, as did home sales and prices amid declining mortgage rates. At its December meeting, the Fed increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers cited an improvement in U.S. labor markets and higher inflation. The Federal Open Market Committee also hinted at three additional hikes in 2017, and the Fed raised its 2017 U.S. economic growth forecast, while lowering its unemployment projections.

Top 10 Countries
12/31/16
% of Total
Net Assets
U.S.	29.8%
China	10.0%
U.K.	8.6%
France	8.2%
South Korea	8.0%
Japan	5.9%
Netherlands	4.0%
India	3.5%
Germany	3.1%
Thailand	2.3%

In Europe, the U.K.’s annualized economic growth accelerated in 2016’s second half, driven by gross fixed capital formation in the third quarter and manufacturing and services in the fourth quarter. Immediate effects of the Brexit vote in June materialized as U.K. stocks declined significantly, the British pound hit a three-decade low amid intensified selling and the U.K.’s credit rating was downgraded. In the eurozone, despite investor concerns about banking sector weakness, low corporate earnings and post-Brexit politics, some regions benefited from rising consumer spending, resulting from a cheaper euro, low inflation and signs of sustained economic growth. The eurozone grew slightly early in the period, aided by lower oil prices, improved exports and the European Central Bank’s (ECB’s) accommodative monetary policy. However, growth moderated in 2016’s second quarter and improved in the third and fourth quarters. After declining in the beginning of 2016, the eurozone’s annual inflation rate increased gradually to reach its highest reading in three years toward period-end, ending at an estimated 1.1% in December. The ECB cut its benchmark interest rate and expanded its massive bond-buying program in March and August 2016 to boost the region’s slowing growth. Furthermore, at its December meeting, the ECB extended the continuation of its monthly asset purchases from March to December of 2017, but it agreed to scale back the purchase amount beginning in April 2017.

In Asia, Japan’s quarterly gross domestic product grew slower in the third quarter than in the second and first quarters, mainly due to declines in private non-residential and public investments. In January 2016, the Bank of Japan (BOJ) introduced negative interest rates on excess reserves held by financial institutions with the central bank to boost lending and help achieve its inflation target. In July 2016, Japan’s Prime Minister Shinzo Abe announced a higher-than-expected fiscal stimulus to revive the economy, followed by an additional monetary stimulus announcement by the BOJ. The BOJ kept its interest rates unchanged toward period-end; however, it overhauled its monetary policy in September to focus on yield-curve control. The bank further announced that it adjusted its Japanese government bond purchases to maintain the 10-year rate for these bonds near 0%.

Top 10 Sectors/Industries
12/31/16
% of Total
Net Assets
Banks	15.2%
Oil, Gas & Consumable Fuels	10.4%
Pharmaceuticals	9.4%
Insurance	5.9%
Technology Hardware, Storage & Peripherals	4.5%
Energy Equipment & Services	4.0%
Software	3.9%
Auto Components	3.7%
Biotechnology	3.5%
Machinery	3.0%

In emerging markets, economic growth generally moderated during the period. Brazil’s economy continued to be in recession and the country’s central bank cut its benchmark interest rate in October and November 2016 to spur economic growth. Russia’s economic contraction eased in 2016, following a rebound in oil prices and improved industrial production. The Bank of Russia reduced its key interest rates in June and September of 2016 to revive its economy. China’s economy grew at a stable rate in the first three quarters of 2016 and expanded slightly faster in the fourth quarter, as full-year 2016 growth remained within the government’s targeted range. However, the People’s Bank of China employed monetary easing measures that included cutting the cash reserve requirement ratio for the country’s banks and effectively devaluing the Chinese currency against the U.S. dollar. In

2. Source: Bureau of Labor Statistics.

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Top 10 Holdings
12/31/16
Company	% of Total
Sector/Industry	Net Assets
Samsung Electronics Co. Ltd.	2.6%
Technology Hardware, Storage & Peripherals
Hana Financial Group Inc.	2.1%
Banks
JPMorgan Chase & Co.	2.0%
Banks
KB Financial Group Inc.	2.0%
Banks
Citigroup Inc.	1.9%
Banks
Microsoft Corp.	1.8%
Software
Navistar International Corp.	1.7%
Machinery
Amgen Inc.	1.6%
Biotechnology
Comcast Corp.	1.5%
Media
BP PLC	1.4%
Oil, Gas & Consumable Fuels

India, economic growth marginally increased from July through September 2016 due to slower private consumption growth and increased government spending. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. As we look worldwide, we consider specific companies, rather than sectors or countries, to make our investment decisions.

Manager’s Discussion

During the 12 months under review, the Fund outperformed its benchmark, the MSCI ACWI, and stock selection in Asia contributed significantly to relative returns. Within Asia, stock selection in South Korea, India and Hong Kong, as well as an underweighting in Japan, aided relative performance. Stock selection in North America, particularly in the U.S., boosted relative results. Our positioning in Latin America, mainly in Mexico and Brazil, also helped relative performance. On a sector basis, key contributors to relative performance included an overweighting in the energy sector, especially in energy equipment and services and in oil, gas and consumable fuels.3 Stock selection in the industrials sector, particularly in machinery, and in the information technology (IT) sector, particularly in technology hardware, storage and peripherals, benefited relative returns.4 Overall positioning in the consumer staples, materials, consumer discretionary and real estate sectors also aided the Fund’s performance.5

In energy, our positions in oilfield services company Halliburton (U.S.) and oil and gas exploration firm Petroleo Brasileiro (Brazil), commonly known as Petrobras, aided relative results. Shares of the Brazilian oil giant rose as the company sold stakes in its businesses in Argentina and Chile and announced cost-saving plans. Further supporting Petrobras’ shares were Brazil’s lower house’s approval to relieve the company of the obligation to participate in all offshore drillings, rising crude oil prices, the impeachment of Dilma Rousseff and hopes of economic and political reforms under President Michel Temer, and a rating upgrade by Moody’s Investors Service.

Within industrials, truck manufacturer Navistar International (U.S.), drove relative performance.6 In the IT sector, our positions in multinational electronics company Samsung Electronics (South Korea) and electronic equipment company Kingboard Chemical Holdings7 (Hong Kong) helped the Fund’s performance. Samsung’s share price rose to a record high during the period as the firm recovered from a high-profile product recall and company management partially capitulated to shareholder demands in a strategic update.

3. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.
4. The industrials sector comprises aerospace and defense, airlines, building products, industrial conglomerates and machinery in the SOI. The IT sector comprises communications equipment; electronic equipment, instruments and components; Internet software and services; semiconductors and semiconductor equipment; software; and
technology hardware, storage and peripherals in the SOI.
5. The consumer staples sector comprises food and staples retailing, household products and tobacco in the SOI. The materials sector comprises chemicals, construction materials, containers and packaging, and metals and mining in the SOI. The consumer discretionary sector comprises auto components, automobiles, media and specialty retail in the SOI. The real estate sector comprises real estate management and development in the SOI.
6. Not part of the index.
7. Not held at period-end.

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Other notable contributors included our positions in biotechnology company Biocon6,7 (India), banking firms Hana Financial Group (South Korea) and KB Financial Group (South Korea), metals and mining company POSCO7 (South Korea) and cigarette manufacturer Gudang Garam (Indonesia).

In contrast, an overweighting in Europe detracted from the Fund’s relative results, especially overweightings in the U.K. and Italy. Stock selection in Switzerland also hurt relative performance. In the Middle East, an overweighting in Israel detracted from relative results. On a sector basis, an overweighting in health care, especially in pharmaceuticals, detracted from relative returns.8 Stock selection in financials, notably in banking and insurance firms, hurt relative results.9

Within health care, our positions in pharmaceutical companies Teva Pharmaceutical Industries (Israel), Universal Health International Group Holding6,7 (China), Allergan (U.S.) and Roche Holdings (Switzerland) and biotechnology firm Gilead Sciences (U.S.) hindered relative performance. Teva’s shares declined after analysts downgraded earnings forecasts amid concerns about the sustainability of key drug sales, as well as delays to product launches and the completion of a major acquisition.

In the financials sector, our positions in capital markets firm Credit Suisse Group7 (Switzerland), commercial bank UniCredit (Italy) and life insurance company Aviva (U.K.) weighed on relative returns. UniCredit’s shares fell amid a chief executive officer transition and ongoing capital concerns, as well as general investor concerns related to asset quality in Italy.

Other key detractors included oil and gas company NewOcean Energy Holdings6 (Hong Kong) and multiline retail firm Marks and Spencer Group7 (U.K.).

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2016, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment primarily in securities with non-U.S. currency exposure.

Thank you for your continued participation in Templeton Global Opportunities Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.
9. The financials sector comprises banks, capital markets, consumer finance, insurance, and real estate management and development in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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Performance Summary as of December 31, 2016

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 12/31/161

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]
A
1-Year	+10.33%	+3.96%
5-Year	+50.11%	+7.19%
10-Year	+27.47%	+1.85%
Advisor[4]
1-Year	+10.63%	+10.63%
5-Year	+52.06%	+8.74%
10-Year	+30.03%	+2.66%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Annual Operating Expenses[6]
Share Class	With Waiver	Without Waiver
A	1.31%	1.35%
Advisor	1.06%	1.10%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 4/30/17. The Fund also has a fee waiver associated with any investments it makes in a Franklin
Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Effective 5/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect ofClassA’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +91.52% and
+8.84%.
5. Source: Morningstar. The MSCI ACWI is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance inglobaldevelopedand emerging markets.
6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 7/1/16	Value 12/31/16	7/1/16–12/31/16[1,2]	Value 12/31/16	7/1/16–12/31/16[1,2]	Ratio[2]

A	$1,000	$1,139.10	$7.04	$1,018.55	$6.65	1.31%
C	$1,000	$1,134.80	$11.05	$1,014.78	$10.43	2.06%
Advisor	$1,000	$1,140.90	$5.70	$1,019.81	$5.38	1.06%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Financial Highlights
		Year Ended December 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.80	$20.58	$23.32	$18.72	$15.57
Income from investment operations[a]:
Net investment income[b]	0.30 [c]	0.21	0.36 [d]	0.22	0.27
Net realized and unrealized gains (losses)	1.53	(1.80)	(1.29)	4.59	3.19
Total from investment operations	1.83	(1.59)	(0.93)	4.81	3.46
Less distributions from:
Net investment income	(0.31)	(0.12)	(0.48)	(0.21)	(0.31)
Net realized gains	(0.13)	(1.07)	(1.33)	—	—
Total distributions	(0.44)	(1.19)	(1.81)	(0.21)	(0.31)
Net asset value, end of year.	$19.19	$17.80	$20.58	$23.32	$18.72

Total return[e]	10.33%	(7.77)%	(4.06)%	25.75%	22.27%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.36%	1.35%	1.31%	1.32%	1.35%
Expenses net of waiver and payments by affiliates	1.33%	1.35%[f]	1.31%	1.32%	1.35%
Net investment income	1.66%[c]	1.06%	1.52%[d]	1.04%	1.58%

Supplemental data
Net assets, end of year (000’s)	$378,648	$388,633	$471,936	$583,419	$625,145
Portfolio turnover rate	22.62%	15.02%	23.19%	28.17%	20.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.30%.
dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.88%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.37	$20.14	$22.85	$18.40	$15.32
Income from investment operations[a]:
Net investment income[b]	0.16 [c]	0.06	0.17 [d]	0.06	0.14
Net realized and unrealized gains (losses)	1.49	(1.74)	(1.25)	4.50	3.12
Total from investment operations	1.65	(1.68)	(1.08)	4.56	3.26
Less distributions from:
Net investment income	(0.18)	(0.02)	(0.30)	(0.11)	(0.18)
Net realized gains	(0.13)	(1.07)	(1.33)	—	—
Total distributions	(0.31)	(1.09)	(1.63)	(0.11)	(0.18)
Net asset value, end of year.	$18.71	$17.37	$20.14	$22.85	$18.40

Total return[e]	9.50%	(8.40)%	(4.79)%	24.83%	21.30%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.11%	2.10%	2.06%	2.07%	2.10%
Expenses net of waiver and payments by affiliates	2.08%	2.10%[f]	2.06%	2.07%	2.10%
Net investment income	0.91%[c]	0.31%	0.77%[d]	0.29%	0.83%

Supplemental data
Net assets, end of year (000’s)	$27,773	$29,718	$33,967	$39,007	$31,769
Portfolio turnover rate	22.62%	15.02%	23.19%	28.17%	20.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.55%.
dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.13%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

12 Annual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.77	$20.55	$23.30	$18.70	$15.56
Income from investment operations[a]:
Net investment income[b]	0.33 [c]	0.27	0.40 [d]	0.25	0.31
Net realized and unrealized gains (losses)	1.55	(1.81)	(1.27)	4.62	3.19
Total from investment operations	1.88	(1.54)	(0.87)	4.87	3.50
Less distributions from:
Net investment income	(0.36)	(0.17)	(0.55)	(0.27)	(0.36)
Net realized gains	(0.13)	(1.07)	(1.33)	—	—
Total distributions	(0.49)	(1.24)	(1.88)	(0.27)	(0.36)
Net asset value, end of year.	$19.16	$17.77	$20.55	$23.30	$18.70

Total return	10.63%	(7.53)%	(3.82)%	26.14%	22.53%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.11%	1.10%	1.06%	1.07%	1.10%
Expenses net of waiver and payments by affiliates	1.08%	1.10%[e]	1.06%	1.07%	1.10%
Net investment income	1.91%[c]	1.31%	1.77%[d]	1.29%	1.83%

Supplemental data
Net assets, end of year (000’s)	$10,137	$9,519	$12,734	$10,679	$6,726
Portfolio turnover rate	22.62%	15.02%	23.19%	28.17%	20.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.55%.
dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.13%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 13

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Statement of Investments, December 31, 2016
	Industry	Shares	Value

Common Stocks 95.9%
Australia 0.7%
Origin Energy Ltd	Oil, Gas & Consumable Fuels	620,370	$2,950,073
Belgium 0.4%
UCB SA	Pharmaceuticals	23,690	1,518,280
Brazil 0.8%
[a] Petroleo Brasileiro SA, ADR.	Oil, Gas & Consumable Fuels	344,165	3,479,508
Canada 1.2%
Silver Wheaton Corp	Metals & Mining	124,800	2,410,867
Suncor Energy Inc	Oil, Gas & Consumable Fuels	80,078	2,617,980
			5,028,847
China 10.0%
[a] Baidu Inc., ADR	Internet Software & Services	27,350	4,496,614
China Life Insurance Co. Ltd., H	Insurance	1,053,000	2,743,001
China Medical System Holdings Ltd	Pharmaceuticals	1,330,000	2,106,184
China Mobile Ltd	Wireless Telecommunication Services	365,400	3,873,348
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	10,477,610	4,837,171
CNOOC Ltd	Oil, Gas & Consumable Fuels	3,590,000	4,490,683
[a] GCL-Poly Energy Holdings Ltd	Semiconductors & Semiconductor Equipment	14,929,000	1,790,440
Greatview Aseptic Packaging Co. Ltd	Containers & Packaging	6,043,000	3,179,501
Hilong Holding Ltd	Energy Equipment & Services	9,344,000	2,759,399
Shandong Weigao Group Medical Polymer Co. Ltd., H	Health Care Equipment & Supplies	2,791,500	1,864,720
Shanghai Pharmaceuticals Holding Co. Ltd., H	Health Care Providers & Services	1,585,900	3,636,250
Sinopharm Group Co. Ltd	Health Care Providers & Services	936,800	3,859,792
Weichai Power Co. Ltd., H	Machinery	1,187,000	1,827,685
			41,464,788
France 8.2%
AXA SA.	Insurance	153,024	3,861,869
BNP Paribas SA	Banks	81,703	5,205,356
Cie Generale des Etablissements Michelin, B	Auto Components	43,012	4,783,689
Compagnie de Saint-Gobain	Building Products	96,018	4,471,089
Credit Agricole SA	Banks	442,807	5,488,555
Sanofi	Pharmaceuticals	67,914	5,495,205
Total SA, B	Oil, Gas & Consumable Fuels	94,883	4,864,005
			34,169,768
Germany 3.1%
Deutsche Lufthansa AG	Airlines	228,900	2,955,212
HeidelbergCement AG	Construction Materials	35,100	3,273,303
Merck KGaA	Pharmaceuticals	39,030	4,071,829
Siemens AG, ADR	Industrial Conglomerates	22,694	2,778,199
			13,078,543
Hong Kong 1.7%
NewOcean Energy Holdings Ltd	Oil, Gas & Consumable Fuels	9,838,200	2,613,539
Vinda International Holdings Ltd	Household Products	1,145,000	2,141,015
VTech Holdings Ltd	Communications Equipment	187,500	2,507,415
			7,261,969
India 3.5%
Biocon Ltd	Biotechnology	233,555	3,264,567
Hero Motocorp Ltd	Automobiles	77,520	3,472,082
Oberoi Realty Ltd	Real Estate Management & Development	904,098	3,929,470
Torrent Pharmaceuticals Ltd	Pharmaceuticals	194,252	3,765,149
			14,431,268

14 Annual Report

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STATEMENT OF INVESTMENTS

	Industry	Shares	Value

Common Stocks (continued)
Indonesia 0.4%
Gudang Garam Tbk PT	Tobacco	397,000	$1,882,969
Ireland 1.1%
CRH PLC	Construction Materials	127,507	4,421,337
Israel 1.3%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	149,857	5,432,316
Italy 2.3%
Eni SpA.	Oil, Gas & Consumable Fuels	205,165	3,339,580
Tenaris SA	Energy Equipment & Services	186,424	3,328,756
UniCredit SpA	Banks	1,011,719	2,910,427
			9,578,763
Japan 5.9%
[a] IHI Corp	Machinery	1,430,000	3,718,893
Keihin Corp	Auto Components	140,400	2,459,807
Nissan Motor Co. Ltd	Automobiles	465,520	4,681,285
Omron Corp	Electronic Equipment, Instruments
	& Components	91,200	3,499,140
SoftBank Group Corp	Wireless Telecommunication Services	78,900	5,241,101
Sompo Holdings Inc	Insurance	61,000	2,066,470
Unipres Corp	Auto Components	141,200	2,810,834
			24,477,530
Luxembourg 0.6%
L’Occitane International SA	Specialty Retail	1,303,500	2,464,287
Mexico 0.4%
Industrias Penoles SA	Metals & Mining	90,668	1,688,044
Netherlands 4.0%
Aegon NV	Insurance	574,784	3,161,830
Akzo Nobel NV.	Chemicals	60,808	3,799,902
[a] ASR Nederland NV.	Insurance	120,100	2,855,944
ING Groep NV	Banks	318,980	4,487,383
NN Group NV.	Insurance	64,602	2,188,430
			16,493,489
Singapore 0.3%
First Resources Ltd	Food Products	1,000,000	1,312,245
South Korea 8.0%
Hana Financial Group Inc	Banks	341,341	8,835,669
Hyundai Mobis Co. Ltd	Auto Components	24,643	5,388,880
KB Financial Group Inc	Banks	230,772	8,181,405
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	7,313	10,915,694
			33,321,648
Spain 0.5%
Telefonica SA	Diversified Telecommunication Services	247,636	2,298,162
Switzerland 2.2%
Roche Holding AG	Pharmaceuticals	23,920	5,463,268
UBS Group AG.	Capital Markets	247,940	3,883,192
			9,346,460

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Annual Report

TEMPLETON GLOBAL OPPORTUNITIES TRUST

STATEMENT OF INVESTMENTS

	Industry	Shares	Value

Common Stocks (continued)
Taiwan 1.3%
Catcher Technology Co. Ltd	Technology Hardware, Storage & Peripherals	298,000	$2,056,787
Quanta Computer Inc	Technology Hardware, Storage & Peripherals	1,749,000	3,249,617
			5,306,404
Thailand 2.3%
Bangkok Bank PCL, fgn	Banks	871,700	3,926,905
PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	1,047,700	2,812,863
PTT Global Chemical PCL, fgn	Chemicals	1,723,800	3,029,272
			9,769,040
Turkey 0.6%
[a] Turkcell Iletisim Hizmetleri AS, ADR	Wireless Telecommunication Services	341,135	2,353,832
United Kingdom 8.6%
Aviva PLC	Insurance	440,000	2,636,356
BAE Systems PLC	Aerospace & Defense	621,325	4,527,218
Barclays PLC	Banks	1,106,512	3,045,751
BP PLC	Oil, Gas & Consumable Fuels	899,097	5,644,088
GlaxoSmithKline PLC	Pharmaceuticals	86,120	1,657,078
HSBC Holdings PLC	Banks	638,499	5,166,749
Kingfisher PLC	Specialty Retail	755,905	3,261,859
Noble Corp. PLC	Energy Equipment & Services	93,850	555,592
Petrofac Ltd	Energy Equipment & Services	409,580	4,384,463
Royal Dutch Shell PLC, A	Oil, Gas & Consumable Fuels	5,874	162,265
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	167,980	4,871,042
			35,912,461
United States 26.5%
Allegheny Technologies Inc	Metals & Mining	174,310	2,776,758
[a] Allergan PLC	Pharmaceuticals	19,640	4,124,596
[a] Alphabet Inc., A	Internet Software & Services	7,040	5,578,848
American International Group Inc	Insurance	75,060	4,902,169
Amgen Inc	Biotechnology	44,720	6,538,511
Apache Corp	Oil, Gas & Consumable Fuels	23,720	1,505,508
Baker Hughes Inc	Energy Equipment & Services	30,850	2,004,325
Capital One Financial Corp	Consumer Finance	62,570	5,458,607
[a] Chesapeake Energy Corp	Oil, Gas & Consumable Fuels	149,700	1,050,894
Chevron Corp	Oil, Gas & Consumable Fuels	25,510	3,002,527
Citigroup Inc	Banks	129,780	7,712,825
Comcast Corp., A	Media	91,990	6,351,909
Eli Lilly & Co	Pharmaceuticals	38,010	2,795,636
Gilead Sciences Inc	Biotechnology	68,800	4,926,768
Halliburton Co	Energy Equipment & Services	69,880	3,779,809
Hewlett Packard Enterprise Co	Technology Hardware, Storage & Peripherals	112,220	2,596,771
JPMorgan Chase & Co	Banks	98,180	8,471,952
Medtronic PLC	Health Care Equipment & Supplies	47,370	3,374,165
Microsoft Corp	Software	117,920	7,327,549
Morgan Stanley	Capital Markets	100,200	4,233,450
[a] Navistar International Corp	Machinery	219,610	6,889,166
Oracle Corp	Software	116,160	4,466,352
Pfizer Inc	Pharmaceuticals	78,814	2,559,879
Rockwell Collins Inc	Aerospace & Defense	41,760	3,873,658
Twenty-First Century Fox Inc., A	Media	138,810	3,892,232
			110,194,864
Total Common Stocks (Cost $340,964,422)			399,636,895

16 Annual Report

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

STATEMENT OF INVESTMENTS

	Industry	Shares	Value
[b] Equity-Linked Securities 3.3%
United States 3.3%
[c] The Goldman Sachs Group Inc. into Applied Materials Inc.,
6.00%, 144A	Semiconductors & Semiconductor Equipment	201,954	$4,873,029
[c] The Goldman Sachs Group Inc. into Cisco Systems Inc.,
5.70%, 144A	Communications Equipment	140,300	4,239,333
[c] The Goldman Sachs Group Inc. into Microsoft Corp.,
5.55%, 144A	Software	80,046	4,640,034
Total Equity-Linked Securities
(Cost $12,000,998)			13,752,396
Total Investments before Short Term
Investments (Cost $352,965,420)			413,389,291

		Principal
		Amount
Short Term Investments 0.8%
U.S. Government and Agency Securities
0.8%
United States 0.8%
[d] Farmer Mac Discount Note, 1/03/17		$2,100,000	2,099,980
[d] FHLMC, 1/03/17		1,100,000	1,099,986
Total U.S. Government and Agency
Securities (Cost $3,199,863)			3,199,966
Total Investments (Cost $356,165,283)
100.0%			416,589,257
Other Assets, less Liabilities (0.0)%†			(31,253)
Net Assets 100.0%			$416,558,004

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 1(d) regarding equity-linked securities.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At
December 31, 2016, the aggregate value of these securities was $13,752,396, representing 3.3% of net assets.
dThe security was issued on a discount basis with no stated coupon rate.

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Annual Report

TEMPLETON GLOBAL OPPORTUNITIES TRUST

STATEMENT OF INVESTMENTS

At December 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(c).
Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Japanese Yen	BNDP	Sell	2,370,828,000	$20,825,052	1/05/17	$536,092	$—
Euro	GSCO	Sell	7,668,598	8,125,600	1/13/17	50,477	—
Euro	GSCO	Sell	28,651,949	30,043,574	3/30/17	—	(245,861)
Total Forward Exchange Contracts						$586,569	$(245,861)
Net unrealized appreciation (depreciation)						$340,708

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 31.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

Financial Statements

Statement of Assets and Liabilities
December 31, 2016

Assets:
Investments in securities:
Cost.	$356,165,283
Value	$416,589,257
Cash	143,997
Receivables:
Capital shares sold	136,127
Dividends and interest	361,968
European Union tax reclaims	289,300
Unrealized appreciation on OTC forward exchange contracts	586,569
Other assets	33
Total assets	418,107,251
Liabilities:
Payables:
Investment securities purchased	5,043
Capital shares redeemed	579,673
Management fees	303,056
Distribution fees	203,822
Transfer agent fees	73,191
Unrealized depreciation on OTC forward exchange contracts	245,861
Accrued expenses and other liabilities	138,601
Total liabilities	1,549,247
Net assets, at value	$416,558,004
Net assets consist of:
Paid-in capital	$360,858,664
Undistributed net investment income	4,341,150
Net unrealized appreciation (depreciation)	60,729,898
Accumulated net realized gain (loss)	(9,371,708)
Net assets, at value	$416,558,004
Class A:
Net assets, at value	$378,648,496
Shares outstanding	19,728,328
Net asset value per share[a]	$19.19
Maximum offering price per share (net asset value per share ÷ 94.25%)	$20.36
Class C:
Net assets, at value	$27,772,741
Shares outstanding	1,484,538
Net asset value and maximum offering price per share[a]	$18.71
Advisor Class:
Net assets, at value	$10,136,767
Shares outstanding	529,137
Net asset value and maximum offering price per share	$19.16

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 19

TEMPLETON GLOBAL OPPORTUNITIES TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended December 31, 2016

Investment income:
Dividends (net of foreign taxes of $891,128)	$12,137,285
Interest	15,727
Income from securities loaned (net of fees and rebates)	10,052
Total investment income	12,163,064
Expenses:
Management fees (Note 3a)	3,631,131
Distribution fees: (Note 3c)
Class A	925,729
Class C	276,383
Transfer agent fees: (Note 3e)
Class A	493,770
Class C	36,854
Advisor Class	11,950
Custodian fees (Note 4)	53,964
Reports to shareholders	63,991
Registration and filing fees	67,258
Professional fees.	114,205
Trustees’ fees and expenses.	40,407
Other	31,832
Total expenses	5,747,474
Expenses waived/paid by affiliates (Note 3f and 3g)	(145,579)
Net expenses	5,601,895
Net investment income	6,561,169
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(5,353,894)
Foreign currency transactions	3,487,980
Net realized gain (loss)	(1,865,914)
Net change in unrealized appreciation (depreciation) on:
Investments	34,818,744
Translation of other assets and liabilities
denominated in foreign currencies	(70,703)
Change in deferred taxes on unrealized appreciation	49,499
Net change in unrealized appreciation (depreciation)	34,797,540
Net realized and unrealized gain (loss)	32,931,626
Net increase (decrease) in net assets resulting from operations	$39,492,795

20 Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income.	$6,561,169	$4,888,014
Net realized gain (loss)	(1,865,914)	22,242,936
Net change in unrealized appreciation (depreciation)	34,797,540	(63,600,786)
Net increase (decrease) in net assets resulting from operations	39,492,795	(36,469,836)
Distributions to shareholders from:
Net investment income:
Class A	(6,191,968)	(2,516,102)
Class C	(261,936)	(25,145)
Advisor Class	(189,486)	(87,445)
Net realized gains:
Class A	(2,567,616)	(22,388,755)
Class C	(193,924)	(1,735,023)
Advisor Class	(63,922)	(547,441)
Total distributions to shareholders.	(9,468,852)	(27,299,911)
Capital share transactions: (Note 2)
Class A	(37,422,731)	(25,524,466)
Class C	(3,907,791)	307,484
Advisor Class	(5,770)	(1,779,254)
Total capital share transactions	(41,336,292)	(26,996,236)
Net increase (decrease) in net assets	(11,312,349)	(90,765,983)
Net assets:
Beginning of year	427,870,353	518,636,336
End of year	$416,558,004	$427,870,353
Undistributed net investment income included in net assets:
End of year	$4,341,150	$580,552

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The accompanying notes are an integral part of these financial statements. | Annual Report 21

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Templeton Global Opportunities Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

22 Annual Report

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to

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1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2016, the Fund had OTC derivatives in a net liability position of $195,384.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

d. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

e. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2016, the Fund had no securities on loan.

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f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended December 31,
		2016		2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	1,374,790	$24,390,926	2,025,554	$41,241,274
Shares issued in reinvestment of distributions	365,763	6,943,187	1,158,972	20,924,520
Shares redeemed	(3,840,452)	(68,756,844)	(4,285,773)	(87,690,260)
Net increase (decrease)	(2,099,899)	$(37,422,731)	(1,101,247)	$(25,524,466)
Class C Shares:
Shares sold	82,779	$1,441,310	202,206	$3,994,684
Shares issued in reinvestment of distributions	24,022	441,176	94,786	1,669,563
Shares redeemed	(333,455)	(5,790,277)	(271,976)	(5,356,763)
Net increase (decrease)	(226,654)	$(3,907,791)	25,016	$307,484
Advisor Class Shares:
Shares sold	237,392	$4,357,322	99,831	$2,036,625
Shares issued in reinvestment of distributions	11,119	211,279	26,951	485,806
Shares redeemed	(255,001)	(4,574,371)	(210,771)	(4,301,685)
Net increase (decrease)	(6,490)	$(5,770)	(83,989)	$(1,779,254)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

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NOTES TO FINANCIAL STATEMENTS

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.885%	Over $200 million, up to and including $700 million
0.850%	Over $700 million, up to and including $1 billion
0.830%	Over $1 billion, up to and including $1.2 billion
0.805%	Over $1.2 billion, up to and including $5 billion
0.785%	Over $5 billion, up to and including $10 billion
0.765%	Over $10 billion, up to and including $15 billion
0.745%	Over $15 billion, up to and including $20 billion
0.725%	In excess of $20 billion

For the year ended December 31, 2016, the effective investment management fee rate was 0.892% of the Fund’s average daily net assets.

Under a subadvisory agreement, TAML and FTIA, affiliates of TIC, provide subadvisory services to the Fund. The subadvisory fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$18,039
CDSC retained	$1,996

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3. Transactions with Affiliates (continued)

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended December 31, 2016, the Fund paid transfer agent fees of $542,574, of which $317,242 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2016, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market
Portfolio,0.09%	–	5,223,849	(5,223,849)	–	$–	$–	$–	–%

g. Waiver and Expense Reimbursements

Effective March 1, 2016, TIC has contractually agreed in advance to limit the investment management fees to 0.85% of the average daily net assets of the Fund until April 30, 2017.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2016, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. At December 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	$737,165
Long Term	5,479,325
Total capital loss carryforwards	$6,216,490

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NOTES TO FINANCIAL STATEMENTS

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income.	$6,643,782	$2,628,692
Long term capital gain.	2,825,070	24,671,219
	$9,468,852	$27,299,911

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$359,320,500

Unrealized appreciation	$99,180,753
Unrealized depreciation	(41,911,996)
Net unrealized appreciation (depreciation)	$57,268,757
Distributable earnings - undistributed ordinary income .	$4,477,769

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2016, aggregated $90,551,276 and $124,646,269, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Other Derivative Information

At December 31, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

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8. Other Derivative Information (continued)

For the year ended December 31, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Net Change in
Unrealized
Derivative Contracts		Net Realized			Appreciation
Not Accounted for as	Statement of	Gain (Loss) for		Statement of	(Depreciation)
Hedging Instruments	Operations Locations	the Year		Operations Locations	for the Year

	Net realized gain (loss) from:			Net change in unrealized
appreciation (depreciation) on:
Foreign exchange contracts.	Foreign currency transactions	$3,507,477	[a]	Translation of other assets and	$(68,746)[a]
liabilities denominated in
foreign currencies

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the average month end fair value of derivatives represented 0.2% of average month end net assets. The average month end number of open derivatives contracts for the year was 3.

See Note 1(c) regarding derivative financial instruments.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$399,636,895	$—	$—	$399,636,895
Equity-Linked Securities	—	13,752,396	—	13,752,396
Short Term Investments	—	3,199,966	—	3,199,966
Total Investments in Securities	$399,636,895	$16,952,362	$—	$416,589,257

Other Financial Instruments:
Forward Exchange Contracts	$—	$586,569	$—	$586,569

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$245,861	$—	$245,861

aIncludes common stocks. bFor detailed categories, see the accompanying Statement of Investments.

11. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Counterparty		Selected Portfolio
BNDP	BNP-Paribas SA	ADR	American Depositary Receipt
GSCO	Goldman Sachs Group, Inc.	FHLMC	Federal Home Loan Mortgage Corp.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Global Opportunities Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Opportunities Trust (the "Fund") at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California February 15, 2017

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $2,825,070 as a long term capital gain dividend for the fiscal year ended December 31, 2016.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 33.04% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2016.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $8,824,829 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2016, more than 50% of Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 21, 2016, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income and foreign source qualified dividends as reported by the Fund, to Class A, Class C and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share

Class A	$0.0399	$0.3410	$0.2087
Class C	$0.0399	$0.2526	$0.1548
Advisor Class	$0.0399	$0.3726	$0.2280

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2017, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2016. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2016 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1992	142	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	42	Ares Capital Corporation (specialty
300 S.E. 2nd Street				finance company) (2010-present),
Fort Lauderdale, FL 33301-1923				United Natural Foods, Inc. (distributor
				of natural, organic and specialty foods)
				(2013-present), Allied Capital
				Corporation (financial services)
				(2003-2010), SLM Corporation (Sallie
				Mae) (1997-2014) and Navient
				Corporation (loan management,
				servicing and asset recovery)
				(2014-2016).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950)	Trustee	Since October	136	Avis Budget Group Inc. (car rental)
300 S.E. 2nd Street		2016		(2007-present), Omnicom group Inc.
Fort Lauderdale, FL 33301-1923				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging
Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment
Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Lead	Trustee since 1996	142	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Canadian National Railway (railroad)
		Trustee since 2007		(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), Santander
				Consumer USA Holdings, Inc.
				(consumer finance) (November 2016),
				RTI International Metals, Inc.
				(manufacture and distribution of
				titanium (1999-2015) and H.J. Heinz
				Company (processed foods and allied
				products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

34 Annual Report

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	142	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	42	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945)	Trustee	Since 2006	142	The Southern Company (energy
300 S.E. 2nd Street				company) (2014-present; previously
Fort Lauderdale, FL 33301-1923				2010-2012), Graham Holdings
				Company (education and media
				organization) (2011-present) and
				Cbeyond, Inc. (business
				communications provider)
				(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 1989	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	42	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	158	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	142	None
One Franklin Parkway	the Board,	Board since 2013,
San Mateo, CA 94403-1906	Trustee and	Trustee since 1993
	Vice President	and Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments

Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Robert Lim (1948)	Vice President	Since May	Not Applicable	Not Applicable
One Franklin Parkway	– AML	2016
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective May 13, 2016, Frank J. Crothers ceased to be a trustee of the Trust.
Note 4: Effective November 1, 2016, Frank A. Olson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms.
Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United
Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014-2016, SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of
US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceu-
ticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial
Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and
Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	415 A 02/17

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12 (a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)      Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $45,775 for the fiscal year ended December 31, 2016 and $45,670 for the fiscal year ended December 31, 2015.

(b)      Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $3,011 for the fiscal year ended December 31, 2016 and $2,952 for the fiscal year ended December 31, 2015.  The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2016 and $140 for the fiscal year ended December 31, 2015.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2016 and $19,053 for the fiscal year ended December 31, 2015. The services for which these fees were paid include preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and certifying assets under management.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $3,011 for the fiscal year ended December 31, 2016 and $22,145 for the fiscal year ended December 31, 2015.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.   N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL OPPORTUNITIES TRUST

By _/s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

Finance and Administration

Date February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By _/s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

Finance and Administration

Date February 24, 2017

By __/s/Mark H. Otani

   Mark H. Otani

   Chief Financial Officer and

Chief Accounting Officer

Date February 24, 2017